Investment in Unconsolidated Entity	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Equity Method Investments and Joint Ventures [Abstract]
Investment in Unconsolidated Entity	Investment in Unconsolidated Entity
OpenKey, which is controlled and consolidated by Ashford Inc., is a hospitality-focused mobile key platform that provides a universal smart phone app and related hardware and software for keyless entry into hotel guest rooms. Our investment is recorded as a component of “investment in unconsolidated entity” in our consolidated balance sheets and is accounted for under the equity method of accounting as we have been deemed to have significant influence over the entity under the applicable accounting guidance. As of June 30, 2020, the Company has made investments in OpenKey totaling $4.7 million.
We review our investment in OpenKey for impairment in each reporting period pursuant to the applicable authoritative accounting guidance. An investment is impaired when its estimated fair value is less than the carrying amount of the investment. Any impairment is recorded in equity in earnings (loss) of unconsolidated entities. No such impairment was recorded for the three and six months ended June 30, 2020 and 2019.
The following table summarizes our carrying value and ownership interest in OpenKey:

	June 30, 2020	December 31, 2019
Carrying value of the investment in OpenKey (in thousands)	$2,722	$2,829
Ownership interest in OpenKey	17.1%	17.0%
The following table summarizes our equity in earnings (loss) in OpenKey (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
Line Item	2020	2019	2020	2019
Equity in earnings (loss) of unconsolidated entities	$(79)	$(100)	$(158)	$(216)

Investment in Unconsolidated Entities
Ashford Inc.
As of December 31, 2018, the Company held approximately 598,000 shares of Ashford Inc. common stock, which represented an approximate 25.0% ownership interest in Ashford Inc. with a carrying value of $1.9 million and a fair value of $31.0 million.
On October 2, 2019, the Company entered into a stock purchase agreement with Ashford LLC under which Ashford LLC purchased all of the common stock of Ashford Inc. held by Ashford TRS, totaling 393,077 shares, for $30 per share, resulting in total proceeds of approximately $11.8 million and a gain of $11.8 million to the Company which is included in “other income (expense)” in our consolidated statement of operations for the year ended December 31, 2019. The carrying value of our investment in Ashford Inc. on October 2, 2019 was $0.
On October 21, 2019, the Company announced that its board of directors had declared the distribution of its remaining 205,086 shares of common stock of Ashford Inc. Both common stockholders and unitholders of Ashford Trust received their pro rata share of Ashford Inc. common stock. The distribution to Company common stockholders and unitholders was completed through a pro-rata taxable dividend of Ashford Inc. common stock on the Distribution Date to Company Record Holders as of the close of business of the NYSE on the Record Date. On the Distribution Date, each Company Record Holder received approximately 0.0017 shares of Ashford Inc. common stock for every unit and/or share of the Company’s common stock held by such Company Record Holder on the Record Date. No fractional shares of Ashford Inc. common stock were issued. Fractional shares of Ashford Inc. common stock to which Company Record Holders would otherwise be entitled were aggregated and, after the distribution, sold in the open market by the distribution agent. The aggregate net proceeds of the sales were distributed in a pro-rata manner as cash payments to the Company Record Holders who would otherwise have received fractional shares of Ashford Inc. common stock. Additionally, Company Record Holders who hold in “street name” on behalf of their customers may sell additional shares into the open market to make cash payments to their customers who would have otherwise received fractional shares of Ashford Inc. common stock. The carrying value of the remaining investment in Ashford Inc. on November 5, 2019 was $0.
Subsequent to the distribution, the Company does not have any ownership interest in Ashford Inc.
The following tables summarize the condensed consolidated balance sheet and our ownership interest in Ashford Inc. as of December 31, 2018, and the condensed consolidated statements of operations of Ashford Inc. and our equity in earnings (loss) for the years ended December 31, 2019, 2018 and 2017 (in thousands):
Ashford Inc.
Condensed Consolidated Balance Sheet

December 31, 2018
Total assets	$379,005
Total liabilities	$108,726
Series B Convertible Preferred Stock	200,847
Redeemable noncontrolling interests	3,531
Total stockholders’ equity of Ashford Inc.	65,443
Noncontrolling interests in consolidated entities	458
Total equity	65,901
Total liabilities and equity	$379,005
Our ownership interest in Ashford Inc.	$1,896

Ashford Inc.
Condensed Consolidated Statements of Operations

	Year Ended December 31,
	2019	2018	2017
Total revenue	$291,250	$195,520	$81,573
Total operating expenses	(302,480)	(196,359)	(92,095)
Operating income (loss)	(11,230)	(839)	(10,522)
Equity in earnings (loss) of unconsolidated entities	(286)	—	—
Realized and unrealized gain (loss) on investments, net	—	—	(91)
Interest expense and amortization of loan costs	(2,367)	(1,200)	(122)
Other income (expense)	49	(505)	264
Income tax benefit (expense)	(1,540)	10,364	(9,723)
Net income (loss)	(15,374)	7,820	(20,194)
(Income) loss from consolidated entities attributable to noncontrolling interests	536	924	358
Net (income) loss attributable to redeemable noncontrolling interests	983	1,438	1,484
Net income (loss) attributable to Ashford Inc.	(13,855)	10,182	(18,352)
Preferred dividends	(14,435)	(4,466)	—
Amortization of preferred stock discount	(1,928)	(730)	—
Net income attributable to common stockholders	$(30,218)	$4,986	$(18,352)
Our equity in earnings (loss) of Ashford Inc.	$(1,896)	$1,459	$(5,437)

OpenKey
OpenKey, which is controlled and consolidated by Ashford Inc., is a hospitality-focused mobile key platform that provides a universal smart phone app and related hardware and software for keyless entry into hotel guest rooms. Our investment is recorded as a component of “investment in unconsolidated entities” in our consolidated balance sheets and is accounted for under the equity method of accounting as we have been deemed to have significant influence over the entity under the applicable accounting guidance. As of December 31, 2019, the Company has made investments in OpenKey totaling $4.6 million. In 2019, 2018, and 2017 we made additional investments in OpenKey of $647,000, $667,000 and $983,000, respectively.
The following table summarizes our carrying value and ownership interest in OpenKey:

	December 31, 2019	December 31, 2018
Carrying value of the investment in OpenKey (in thousands)	$2,829	$2,593
Ownership interest in OpenKey	17.0%	16.3%
The following table summarizes our equity in earnings (loss) in OpenKey (in thousands):

	Year Ended December 31,
Line Item	2019	2018	2017
Equity in earnings (loss) of unconsolidated entity	$(411)	$(592)	$(481)

AQUA U.S. Fund
In June 2015, for consideration of certain marketable securities, we obtained a 52.4% ownership interest in the AQUA U.S. Fund. The AQUA U.S. Fund was managed by Ashford Investment Management, LLC (“AIM”), an indirect subsidiary of Ashford Inc. The AQUA U.S. Fund was consolidated by Ashford Inc. During the first quarter of 2017, we liquidated our investment in the AQUA U.S. Fund subject to a 5% hold back of $2.6 million, which was received during the second quarter of 2017. For the year ended December 31, 2017, our equity in earnings was $52,000.